UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2025

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

(561)	365-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8—Other Events
Item 8.01. Other Events.
Carrier Global Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to recast certain amounts previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) to conform with revisions to our reportable segments made during the quarter ended March 31, 2025 in connection with the Company’s previously announced portfolio transformation, to better reflect its business strategy, align its management reporting and increase transparency for investors.

These amounts are being recast solely in connection with the anticipated filing by the Company of certain registration statements, and do not represent a restatement or correction of previously issued financial statements. The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports certain accounting changes such as the segment changes noted above, a new registration, proxy, or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy, or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements (and certain related disclosures in the 2024 Form 10-K) for each of the three years in the period ended December 31, 2024, to reflect the changes in segment reporting as described above.

As previously reported, the Company’s revised reportable segments consist of: (i) Climate Solutions Americas, (ii) Climate Solutions Europe, (iii) Climate Solutions Asia Pacific Middle East & Africa, and (iv) Climate Solutions Transportation. Beginning in fiscal year 2025, the information that our CODM is regularly provided and reviews for purposes of allocating resources and assessing performance reflects these segment changes. We provided a brief description of the segment changes in a Current Report on Form 8-K filed on May 1, 2025.

The information included in this Form 8-K is presented for informational purposes only in connection with the segment reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2024 Form 10-K. This Form 8-K, including the information contained in Exhibit 99.1 hereto which is incorporated herein by reference, does not reflect events occurring after we filed our 2024 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the impact of the segment changes as described above. For developments subsequent to the filing of the 2024 Form 10-K, refer to our Quarterly Report on Form 10-Q for each of the quarters ended March 30, 2025, and June 30, 2025 (the “2025 Form 10-Qs”). This Form 8-K should be read in conjunction with the 2024 Form 10-K and 2025 Form 10-Qs.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
23	Consent of Independent Registered Public Accounting Firm

99.1
Updates, where applicable, to Part I, Item 1. Business, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data, from Carrier’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on February 6, 2025

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: July 29, 2025	By:	/S/ PATRICK GORIS
Patrick Goris
Senior Vice President and Chief Financial Officer